UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 31, 2014

CONEXUS CATTLE CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33714	98-0430746
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

242 West Main Street	37075
Hendersonville, Tennessee	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (888) 613-7164

                                             Brazil Gold Corp.

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective Oct 1, 2014 Conrad Huss resigned from Conexus Cattle Corp as President and Director. There are no disagreements between Mr. Huss and the company or any officer or director of the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conexus Cattle Corp.

By:	/s/ Steve Price
Steve Price
Chief Executive Officer

Date: November 5, 2014